Exhibit 99.1

DETERMINED TO REVERSE THE TREND OF DECLINING TV ADVERTISING SPENDING 2013 EARNINGS CALL

CME MANAGEMENT ATTENDING THE CALL 2

SAFE HARBOUR STATEMENT This presentation contains forward-looking statements, including those relating to our capital needs, business strategy, expectations and intentions. Statements that use the terms “believe”, “anticipate”, “trend”, “expect”, “plan”, “estimate”, “forecast”, “intend” and similar expressions of a future or forward-looking nature identify forward-looking statements for purposes of the U.S. federal securities laws or otherwise. For these statements and all other forward-looking statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are inherently subject to risks and uncertainties, many of which cannot be predicted with accuracy or are otherwise beyond our control and some of which might not even be anticipated. Forward-looking statements reflect our current views with respect to future events and because our business is subject to such risks and uncertainties, actual results, our strategic plan, our financial position, results of operations and cash flows could differ materially from those described in or contemplated by the forward-looking statements contained in this report. Important factors that contribute to such risks include, but are not limited to, those factors set forth under “Risk Factors” as well as the following: the effect of the economic downturn and Eurozone instability in our markets and the extent and timing of any recovery; our ability to access external sources of capital in light of our current severe liquidity constraints and the successful completion of equity offerings we have announced or may undertake; decreases in TV advertising spending and the rate of development of the advertising markets in the countries in which we operate; the extent to which our debt service obligations restrict our business; our success in implementing our initiatives to diversify and enhance our revenue streams; our ability to make cost-effective investments in television broadcast operations, including investments in programming; our ability to develop and acquire necessary programming and attract audiences; changes in the political and regulatory environments where we operate and application of relevant laws and regulations; and the timely renewal of broadcasting licenses and our ability to obtain additional frequencies and licenses. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included in our filings. For a more detailed description of these uncertainties and other features, please see the “Risk Factors” section in our most recent Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission. Forward-looking statements speak only as of the date on when they were made and we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments or otherwise. Non-GAAP Financial Measures CME reports its results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management believes that certain non-GAAP performance measures used in managing the business may provide meaningful information about underlying trends in our business. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, CME’s reported results prepared in accordance with GAAP. Please see the attached Financial Review appendix for a reconciliation to the most directly comparable GAAP financial measures. OIBDA, which includes program rights amortization costs, is determined as operating income before depreciation, amortization of intangible assets and impairment of assets. 3

4 DETERMINED TO REVERSE THE TREND OF DECLINING TV AD SPENDING 2013 is a year of bold actions to restore the value we receive for our products We focused on strengthening the product performance and audience in key markets We achieved double digit advertising price increases in the Czech Republic and single digit increases in the other markets on the annual commitments signed-to-date We successfully concluded the majority of negotiations in Bulgaria and intend to increase carriage fees two-fold this year. We also started negotiations in Romania and expect to conclude on these towards the middle of this year Restructuring initiatives are expected to bring us annual savings of up to US$25 million once completed The Q1 2013 results reflect the initial phase of our pricing strategy In Q1 2013, our consolidated revenues and OIBDA declined US$ 30.4 million and US$ 34.7 million respectively compared to the prior year This decline is primarily driven by the situation in the Czech Republic where we have seen significant resistance from certain media agencies and advertisers in response to our pricing initiatives We believe the significant reduction in GRP consumption in the Czech Republic in the first quarter of 2013 is mainly due to a temporary market reaction to our pricing initiatives. During the remainder of 2013, we expect the consumption of GRPs to return to similar levels as 2012. This should result in improved revenues and earnings in the second half of the year We announced earlier today equity offerings where we look to raise US$ 400m The proceeds will strengthen our cash reserves and enable us to: further execute our pricing initiatives invest more in local programming deleverage by redeeming or repurchasing a portion of our 2016 Notes

5 WE REPLICATED OUR BUSINESS MODEL IN EACH COUNTRY “One Content, Multiple Distribution” Model Our business model “One Content, Multiple Distribution” is based on powerful local content which is aggregated and monetized through multiple distribution platforms Beginning in January 2013, we replicated this model in each country and now report by geographic segments We believe this will enable us to strengthen leadership in content and distribution in all our countries and use all local resources for growth Cinemas Shops, retail chains Internet & Mobile IPTV Cable Satellite / DTH Analogue / Digital Terrestrial / DTT Premium VOD Transactional VOD Subscription VOD Ad supported VOD Download to Own PPV Pay TV Free TV Theatrical Home Video Traditional Content Rights Windows Digital Content Rights Windows Physical Content Delivery Consumer Reception Devices Post Free TV Content Movies TV Fiction TV R&E News & Sports New Media Czech Republic Slovak Republic Romania Bulgaria Croatia Slovenia Geographic segments

Q1 2013 CME CONSOLIDATED REVENUES

USDm	Q1 2012	Q1 2013	% Act	% Lfl
TV advertising revenues	134.2	102.4	(24)%	(22)%
Carriage fees & subscription revenues	10.1	13.0	29%	31%
Other revenues	23.1	21.6	(7)%	(5)%
Net revenues	**167.4**	**137.0**	**(18)%**	**(17)%**



Real GDP*
CME average
1%
(0)%
(1)%
(1)%
0%
Q1
Q2
Q3
Q4
Q1
2012
2013



Real Private Consumption*
CME average
(0)%
(1)%
(2)%
(2)%
(0)%
Q1
Q2
Q3
Q4
Q1
2012
2013



TV Ad Market*
CME average
(5)%
(8)%
(7)%
(5)%
(12)%
Q1
Q2
Q3
Q4
Q1
2012
2013



TV Ad Market Share
CME average
65%
63%
63%
64%
58%
Q1
Q2
Q3
Q4
Q1
2012
2013

* Year-on-year percentage change

Sources:
Real GDP: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
Real Private Consumption: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
TV Ad Market: CME internal estimates at constant currency exchange rates.
TV Ad Market Share: TV ad market share represents CME's share of the TV advertising revenues..

6

7 US$ m US$ m US$ m US$ m US$ m US$ m Q1 2013 FINANCIALS: CONSOLIDATED OPERATIONS Q1 2012 @ 2012 rates Q1 2012 @ 2013 rates Q1 2013 @ 2013 rates Q1 2012 @ 2012 rates Q1 2012 @ 2013 rates Q1 2013 @ 2013 rates Q1 2012 @ 2012 rates Q1 2012 @ 2013 rates Q1 2013 @ 2013 rates

8 1 Total views in the quarter 2 Average audience share in the quarter 3 In relation to local production 4 Subscribers at quarter end 5 Average daily non-duplicated unique visitors in the quarter Sources: ATO- Mediaresearch (TV audience; shares in 15-54 target group); internal measurement (VOYO); NetMonitor – SPIR –Mediaresearch & Gemius (internet audience) CME leaders Website traffic 5 Voyo subscribers 4 ‘000 (million) Combined prime time audience share 2 CZECH REPUBLIC – PRODUCT PERFORMANCE IN Q1 2013 The Street Nova Main News Rose Garden Clinic Nova channel VOYO SuperStar 2012 2013 2012 2013 2012 2013

CZECH REPUBLIC – FINANCIAL PERFORMANCE IN Q1 2013

Q1 2013 Financials

USDm	Q1 2012	Q1 2013	% Act	% Lfl
TV advertising revenues	48.3	27.0	(44)%	(42)%
Carriage fees & subscription revenues	2.8	2.9	5%	7%
Other revenues	7.9	6.9	(12)%	(10)%
Net revenues	**59.0**	**36.8**	**(38)%**	**(36)%**
Total costs	**35.7**	**43.5**	**22%**	**25%**
OIBDA	**23.3**	**(6.7)**	**Nm [1]**	**Nm [1]**

[1] Number not meaningful



Real GDP *
(0)%
(2)%
(2)%
(1)%
(1)%
Q1
Q2
Q3
Q4
Q1
2012
2013



Real Private Consumption *
(3)%
(4)%
(4)%
(4)%
(1)%
Q1
Q2
Q3
Q4
Q1
2012
2013



TV Ad Market *
(4)%
(7)%
(7)%
(4)%
(18)%
Q1
Q2
Q3
Q4
Q1
2012
2013



TV Ad Market Share
66%
66%
65%
64%
47%
Q1
Q2
Q3
Q4
Q1
2012
2013

* Year-on-year percentage change

Sources:
Real GDP: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
Real Private Consumption: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
TV Ad Market: CME internal estimates at constant currency exchange rates.
TV Ad Market Share: TV ad market share represents CME's share of the TV advertising revenues..

9

10 ROMANIA PRODUCT PERFORMANCE IN Q1 2013 1 Total views in the quarter 2 Average audience share in the quarter 3 In relation to local production 4 Average daily unique visitors in the quarter 5 Subscribers at quarter end 6 Average daily non-duplicated unique visitors in the quarter Sources: Kantar Media (TV audience; shares in 18-49 Urban target group); internal measurement (VOYO); SATI (internet audience) CME leaders Website traffic 6 Voyo subscribers 5 ‘000 (million) Combined prime time audience share 2 Romania’s Got Talent Pro TV Main News Pro TV channel VOYO Las Fierbinti 2012 2013 2012 2013 2012 2013

2012 2013 2012 2013 11 ROMANIA FINANCIAL PERFORMANCE IN Q1 2013 Q1 2013 Financials 2012 2013 2012 2013 * Year-on-year percentage change, TV Ad Market and TV Ad Market Share excludes Moldova Sources: Real GDP: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission). Real Private Consumption: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission). TV Ad Market: CME internal estimates at constant currency exchange rates. TV Ad Market Share: TV ad market share represents CME’s share of the TV advertising revenues

12 SLOVAK REPUBLIC PRODUCT PERFORMANCE IN Q1 2013 CME leaders VOYO Taste of Love Markiza Main News Best Wishes Markiza channel Website traffic 5 Voyo subscribers 4 ‘000 (million) Combined prime time audience share 2 1 Total views in the quarter 2 Average audience share in the quarter 3 In relation to local production 4 Subscribers at quarter end 5 Average daily non-duplicated unique visitors in the quarter Sources: PMT/ TNS SK (TV audience; shares in 12-54 target group); internal measurement (VOYO); AIMmonitor – IAB Slovakia – Mediaresearch & Gemius (internet audience) 2012 2013 2012 2013 2012 2013

SLOVAK REPUBLIC FINANCIAL PERFORMANCE IN Q1 2013

Q1 2013 Financials

USDm	Q1 2012	Q1 2013	% Act	% Lfl
TV advertising revenues	18.1	15.9	(12)%	(11)%
Carriage fees & subscription revenues	0.0	0.2	Nm [1]	Nm [1]
Other revenues	1.3	0.8	(39)%	(38)%
Net revenues	**19.4**	**16.9**	**(13)%**	**(12)%**
Total costs	**19.9**	**20.5**	**3%**	**4%**
OIBDA	**(0.5)**	**(3.6)**	**Nm [1]**	**Nm [1]**

[1] Number not meaningful



Real GDP *
3%
3%
2%
1%
1%
Q1
Q2
Q3
Q4
Q1
2012
2013



Real Private Consumption *
(0)%
(0)%
(1)%
(1)%
0%
Q1
Q2
Q3
Q4
Q1
2012
2013



TV Ad Market *
6%
(6)%
(7)%
2%
(7)%
Q1
Q2
Q3
Q4
Q1
2012
2013



TV Ad Market Share
65%
66%
65%
66%
62%
Q1
Q2
Q3
Q4
Q1
2012
2013

* Year-on-year percentage change

Sources:
Real GDP: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
Real Private Consumption: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission)
TV Ad Market: CME internal estimates at constant currency exchange rates.
TV Ad Market Share: TV ad market share represents CME's share of the TV advertising revenues.

13

14 BULGARIA PRODUCT PERFORMANCE IN Q1 2013 CME leaders VOYO Website traffic 4 Voyo subscribers 3 ‘000 (million) Combined prime time audience share 1 bTV Main News The Voice of Bulgaria Citizens in Excess bTV channel 1 Average audience share in the quarter 2 In relation to local production 3 Subscribers at quarter end 4 Average daily non-duplicated unique visitors in the quarter Sources: GARB (TV audience; shares in 18-49 target group); internal measurement (VOYO); Gemius SA – gemiusAudience (internet audience) 2012 2013 2012 2013 2012 2013

BULGARIA FINANCIAL PERFORMANCE IN Q1 2013

Q1 2013 Financials

USDm	Q1 2012	Q1 2013	% Act	% Lfl
TV advertising revenues	16.8	12.3	(27)%	(26)%
Carriage fees & subscription revenues	1.5	3.3	117%	118%
Other revenues	1.0	0.8	(20)%	(19)%
Net revenues	**19.3**	**16.4**	**(15)%**	**(15)%**
Total costs	**20.5**	**18.8**	**(8)%**	**(8)%**
OIBDA	**(1.2)**	**(2.4)**	**(99)%**	**(82)%**

Real GDP *



1%
1%
1%
0%
1%
Q1
Q2
Q3
Q4
Q1
2012
2013

Real Private Consumption *



3%
4%
3%
1%
2%
Q1
Q2
Q3
Q4
Q1
2012
2013

TV Ad Market *



(3)%
(6)%
(3)%
(12)%
(13)%
Q1
Q2
Q3
Q4
Q1
2012
2013

TV Ad Market Share



66%
64%
66%
71%
56%
Q1
Q2
Q3
Q4
Q1
2012
2013

* Year-on-year percentage change

Sources:
Real GDP: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
Real Private Consumption: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
TV Ad Market: CME internal estimates at constant currency exchange rates.
TV Ad Market Share: TV ad market share represents CME's share of the TV advertising revenues.

15

16 SLOVENIA PRODUCT PERFORMANCE IN Q1 2013 CME leaders Website traffic 5 Voyo subscribers 4 ‘000 (million) Combined prime time audience share 1 POP TV Main News Slovenia’s Got Talent POP TV channel Top Notch VOYO 1 Average audience share in the quarter 2 In relation to local production 3 Average daily unique visitors in the quarter 4 Subscribers at quarter end 5 Average daily non-duplicated unique visitors in the quarter Sources: AGB Nielsen Media Research (TV audience; shares in 18-49 target group); internal measurement (VOYO); Gemius SA – gemiusAudience (internet audience) 2012 2013 2012 2013 2012 2013

SLOVENIA FINANCIAL PERFORMANCE IN Q1 2013

Q1 2013 Financials

USDm	Q1 2012	Q1 2013	% Act	% Lfl
TV advertising revenues	13.9	12.4	(11)%	(10)%
Carriage fees & subscription revenues	0.6	1.0	69%	70%
Other revenues	1.0	1.1	7%	8%
Net revenues	**15.5**	**14.5**	**(7)%**	**(6)%**
Total costs	**12.7**	**12.7**	**(1)%**	**(1)%**
OIBDA	**2.8**	**1.8**	**(34)%**	**(32)%**



Real GDP *
0%
(3)%
(3)%
(3)%
(3)%
Q1
Q2
Q3
Q4
Q1
2012
2013



Real Private Consumption *
1%
(3)%
(4)%
(6)%
(3)%
Q1
Q2
Q3
Q4
Q1
2012
2013



TV Ad Market *
0%
(6)%
(14)%
(10)%
(10)%
Q1
Q2
Q3
Q4
Q1
2012
2013



TV Ad Market Share
80%
78%
76%
81%
79%
Q1
Q2
Q3
Q4
Q1
2012
2013

* Year-on-year percentage change

Sources;
Real GDP: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
Real Private Consumption: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
TV Ad Market: CME internal estimates at constant currency exchange rates.
TV Ad Market Share: TV ad market share represents CME's share of the TV advertising revenues.

17

Website traffic 4 Oyo subscribers 3 ‘000 (million) Combined prime time audience share 1 18 CROATIA PRODUCT PERFORMANCE IN Q1 2013 CME leaders OYO Nova Main News Lara’s Choice Nova channel 1 Average audience share in the quarter 2 In relation to local production 3 Subscribers at quarter end 4 Average daily non-duplicated unique visitors in the quarter Sources: AGB Nielsen Media Research (TV audience; shares in 18-54 target group); internal measurement (OYO); Gemius SA – gemiusAudience (internet audience) 2012 2013 2012 2013 2012 2013

CROATIA FINANCIAL PERFORMANCE IN Q1 2013

Q1 2013 Financials

USDm	Q1 2012	Q1 2013	% Act	% Lfl
TV advertising revenues	11.4	10.4	(9)%	(8)%
Carriage fees & subscription revenues	0.2	0.4	120%	122%
Other revenues	1.3	1.3	0%	0%
Net revenues	**12.9**	**12.1**	**(6)%**	**(5)%**
Total costs	**11.3**	**12.7**	**12%**	**13%**
OIBDA	**1.6**	**(0.6)**	**Nm [1]**	**Nm [1]**

[1] Number not meaningful



Real GDP *
(1)%
(3)%
(2)%
(2)%
(2)%
Q1 Q2 Q3 Q4 Q1
2012
2013



Real Private Consumption *
(1)%
(3)%
(4)%
(4)%
(2)%
Q1 Q2 Q3 Q4 Q1
2012
2013



TV Ad Market *
(12)%
(15)%
(9)%
(9)%
(6)%
Q1 Q2 Q3 Q4 Q1
2012
2013



TV Ad Market Share
55%
49%
52%
53%
54%
Q1 Q2 Q3 Q4 Q1
2012
2013

* Year-on-year percentage change

Sources;
Real GDP: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
Real Private Consumption: Eurostat, 2013 CME estimates based on market consensus (ING, BNP Paribas, Erste, JPM, Deutsche Bank, The Economist, Citi, Goldman Sachs, RBS, National Banks, Ministries of Finance, OECD, IMF, EBRD, European Commission).
TV Ad Market: CME internal estimates at constant currency exchange rates.
TV Ad Market Share: TV ad market share represents CME's share of the TV advertising revenues.

19

DEBT MATURITY PROFILE AND FREE CASH FLOW 20 No senior debt due until November 2015 Net debt as at March 31, 2013: US$1,066 m Cash balance: US$ 123 m Free cash flow: US$ (11) m The announced equity offerings, if successful, will improve our liquidity and help us to deleverage. 2017 Fixed Rate Notes 2016 Fixed Rate Notes 2015 Convertible Notes

2013 OUTLOOK 21 Improving product performance and audience shares Achieving advertising and carriage fee price increases Reducing costs through our operating model optimization Securing sufficient liquidity to support our pricing initiatives, invest in content, and deleverage Based on our view today, the TV advertising markets will continue to be challenging in 2013. Assuming current exchange rates remain constant, we expect: Our priorities 2013 REVENUES: US$ 750 - 770 m 2013 OIBDA : US$ 100 - 120 m

FINANCIAL REVIEW 2013 EARNINGS CALL

23 Q1 2013 SEGMENT ANALYSIS US$ m Net Revenues OIBDA Q1 2013 Q1 2012 Growth % Like-for-Like growth1 Q1 2013 Q1 2012 Growth % Like-for-Like growth1 Bulgaria 16.4 19.3 (15)% (15)% (2.4) (1.2) (99)% (82)% Croatia 12.1 12.9 (6)% (5)% (0.6) 1.6 Nm(3) Nm(3) Czech Republic 36.8 59.0 (38)% (36)% (6.7) 23.3 Nm(3) Nm(3) Romania 42.0 43.4 (3)% (1)% 1.0 1.2 (17)% (2)% Slovak Republic 16.9 19.4 (13)% (12)% (3.6) (0.5) Nm(3) Nm(3) Slovenia 14.5 15.5 (7)% (6)% 1.8 2.8 (34)% (32)% Intersegment revenues/elimination (1.7) (2.0) 14% 12% 0.0 (0.6) Nm(3) Nm(3) Operations sub-total 137.0 167.4 (18)% (17)% (10.5) 26.6 Nm(3) Nm(3) OIBDA Margin2 (8)% 16% Central costs - - - - (10.2) (12.5) 19% 18% Total All Operations 137.0 167.4 (18)% (17)% (20.7) 14.1 Nm(3) Nm(3) OIBDA Margin (15)% 8% The percentage growth and OIBDA margin figures have been derived from data included in our Form 10-Q for the period ended March 31, 2013. 1 Like-for-Like currency growth reflects the impact of applying the current period average exchange rates to the prior period revenues and costs. 2 Ratio of OIBDA to Net Revenues. 3 Number not meaningful.

24 SUMMARY CONSOLIDATED INCOME STATEMENT US$ m Three months ended March 31, 2013 2012 Net revenues 137.0 167.4 Content costs 89.2 86.9 Other operating costs 34.5 30.0 Depreciation and amortization 14.3 24.4 Selling, general and administrative costs 34.0 36.4 Operating loss (35.0) (10.3) Net interest expense (31.8) (31.6) Foreign currency (loss) / gain (49.9) 23.4 Change in FV of derivatives 0.1 0.9 Other income 0.0 0.2 Income tax credit 7.6 3.6 Net loss (109.0) (13.8) Net loss attributable to noncontrolling interests 0.7 0.4 Net loss attributable to CME Ltd. (108.3) (13.4) Loss per share (1.22) (0.21) Please refer to our Form 10-Q for the period ended March 31, 2013 for the full financial statements and related notes and disclosures.

25 SUMMARY CONSOLIDATED BALANCE SHEET US$ m As at March 31, As at December 31, 2013 2012 Current assets 448.7 518.6 Non-current assets 1,586.5 1,656.1 Total assets 2,035.2 2,174.7 Current liabilities 285.8 291.4 Non-current liabilities 1,224.0 1,252.1 Total liabilities 1,509.8 1,543.5 Shareholders' equity 521.1 626.1 Noncontrolling interests 4.2 5.1 Total liabilities & shareholders' equity 2,035.2 2,174.7 Cash & cash equivalents 123.1 140.4 Gross debt1 (1,189.3) (1,217.6) Net Debt (1,066.2) (1,077.2) Please refer to our Form 10-Q for the period ended March 31, 2013 for the full financial statements and related notes and disclosures. 1 Gross debt as at March 31, 2013 shown is the full face value of all outstanding debt, which is US$ 16.1 million greater than the accounting value as at March 31, 2013. Gross debt as at December 31, 2012 shown is the full face value of all outstanding debt, which is US$ 17.1 million greater than the accounting value as at December 31, 2012.

26 SUMMARY CASH FLOW Three months ended March 31, US$ m 2013 2012 Net cash used in operating activities (0.9) (33.1) Net cash used in investing activities (10.0) (7.2) Net cash used in financing activities (1.0) (1.2) Impact of exchange rate fluctuations (5.4) 5.1 Net decrease in cash and cash equivalents (17.3) (36.4) Net cash used in operating activities (0.9) (33.1) Capex additions, net of disposals (10.0) (7.2) Free cash flow (10.9) (40.3) Supplemental disclosure of cash flow information Cash paid for interest 36.4 33.1 Cash paid for income taxes (net of refunds) 1.6 2.3 Please refer to our Form 10-Q for the period ended March 31, 2013 for the full financial statements and related notes and disclosures.

27 OIBDA RECONCILIATION US$ m Three months ended March 31, 2013 2012 Reconciliation to Consolidated Statement of Operations: Operating loss (35.0) (10.3) Depreciation of property, plant and equipment 10.2 11.9 Amortization of intangible assets 4.1 12.5 OIBDA (20.7) 14.1 Please refer to our Form 10-Q for the period ended March 31, 2013 for the full financial statements and related notes and disclosures.